SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 1997

                           PRINCETON MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

Ontario, Canada                      0-16355               98-0082860
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)        Identification No.)

               214 Brazilian Ave., Suite 300, Palm Beach, FL 33480
           (Address of principal executive offices)    (Zip Code)

                                 (561) 659-0121
               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant

(a)(1) Indication of Registrant's Certifying Accountant of Decision Not to Stand for Re-election

      (i) On October 31, 1997, Coopers & Lybrand, LLP, ("C&L"), the independent auditors of the Registrant, notified the Registrant that C&L declines to stand for re-election.

      (ii) The accountants' report of C&L on the financial statements of the Registrant for the years ended December 31, 1996 and December 31, 1995 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty (other than a going concern modification relating to the report for the year ended December 31, 1995), audit scope, or accounting principles.

      (iii) C&L's decision not to stand for re-election was not approved or recommended by the Registrant's Board of Directors, audit committee or similar committee of the Board of Directors.

      (iv) During the two years ended December 31, 1996 and the subsequent period through October 31, 1997, (a) there were no disagreements with C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to C&L's satisfaction would have caused C&L to make reference in connection with its report to the subject matter of the disagreement, and (b) C&L has not advised the Registrant of any reportable events as defined in paragraphs (1) through (3) of Regulation S-B Item 304(a)(1)(iv)(B).

(a)(2)      Engagement of New Accountants

      On November 7, 1997, the Registrant engaged the firm of Holyfield Associates, P.A. ("Holyfield") as its new independent accountants. Holyfield was not consulted regarding the application of accounting principles to a specific completed or contemplated transaction; or the type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are used in Regulation S-B,
Item 304(a)(2).

(a)(3)      Copy of Disclosures.

      C&L has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Registrant a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from C&L to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

The following Exhibit is filed as a part of this report:

Exhibit 16.1  Letter re: change in certifying accountants.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PRINCETON MEDIA GROUP, INC.

Date: November 7, 1997                          By: /s/ Robert F. Kendall
                                                Robert F. Kendall, CPA
                                                Sr. Vice Pres.-Finance/Treasurer
EXHIBIT INDEX

Exhibit 16.1  Letter re: change in certifying accountants